EX-99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Kenneth C. Anderson, President of ABN AMRO Funds (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    DECEMBER 30, 2003                  /S/ KENNETH C. ANDERSON
     ----------------------                 ------------------------------------
                                            Kenneth C. Anderson, President
                                            (principal executive officer)


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                                                                   EX-99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Gerald Dillenburg, Treasurer of ABN AMRO Funds (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    DECEMBER 30, 2003        /S/ GERALD DILLENBURG
     ----------------------       ----------------------------------------------
                                  Gerald Dillenburg, Senior Vice President,
                                  Secretary & Treasurer
                                  (principal financial officer)